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                            FORBEARANCE AGREEMENT

        AGREEMENT dated as of April 22, 1994 by and among LTX CORPORATION and LTX (Foreign Sales Corporation) B.V., a Massachusetts corporation (the "Borrowers") and SILICON VALLEY BANK, a California-chartered bank (the "Bank").

                            PRELIMINARY STATEMENT

        1. The Bank issued and the Borrowers accepted and agreed to a Commitment Letter dated August 16, 1993 as amended by a First Amendment to Commitment Letter dated as of December 31, 1993 (the "Commitment Letter") pursuant to which the Bank agreed to make available to the Borrowers a working capital line of credit in a principal amount up to $5,000,000. Unless otherwise defined herein, capitalized terms used herein shall have the same respective meanings as set forth in the Commitment Letter.

        2. The Borrowers and the Bank acknowledge and agree that Events of Default have occurred and currently exist under the Commitment Letter because the Borrowers are in breach of financial covenants with respect to minimum quick ratio, minimum profitability, maximum leverage and minimum capital base as set forth in Paragraphs 21, 22, 23 and 24 respectively, of Schedule II to the Commitment Letter (the "Existing Defaults"). As a result of, inter alia, the Existing Defaults, the Bank is entitled to enforce its remedies under the Commitment Letter and is not required to make any further advances under the Commitment Letter.

        NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Conditions of Effectiveness.

        This Amendment shall be deemed effective as of April 22, (the "Effective Date") provided that the Bank shall have received on or before April 29, 1994 (a) the counterparts of this Agreement executed by the Borrowers, (b) the payment of a restructuring fee of $15,000, and (c) the following documents in form and substance satisfactory to the Bank in its sole discretion, provided, however, this Agreement shall in no event become effective until signed by an officer of the Bank in California:
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          (a) a letter amendment to the Purchase Agreements in the form of
              Exhibit A hereto (the Amendment to Purchase Agreements") duly executed by LTX Corporation; and

          (b) the items required to be furnished to the Bank in accordance with the Amendment to Purchase Agreements.

In addition, the Borrowers agree to furnish to the Bank on or before April 29, 1994 a certificate of the Clerk of the corporation as to votes of the Board of Directors authorizing this Agreement and the Amendment to Purchase Agreements and the transactions contemplated hereby and thereby.

Section 2. Confirmation of Representations.

        The Borrower hereby confirms that its representations set forth in the Loan Documents (including without limitation those set forth in Schedule I to the Commitment Letter as qualified by Exhibit A thereto) are true and correct as of the date hereof.

Section 3. Release and Discharge of Bank.

        In consideration for the Bank's entering into this Amendment, the Borrowers do hereby release and forever discharge the Bank and its affiliates, officers, directors, agents, attorneys, employees, successors and assigns, of and from all manner of actions, causes of action, suits, judgments, claims and demands, whatsoever, in law or in equity, which have arisen from the beginning of time up to the Effective Date; whether arising in connection with the transactions contemplated hereby or by the Commitment Letter, or otherwise. The Borrowers acknowledge that immediately prior to the Effective Date they have no right of set-off, counterclaim or defense with respect to any Indebtedness under the Commitment Letter.

Section 4. Agreement to Forbear.

        Subject to the terms and conditions hereof, and effective only upon the Effective Date, the Bank agrees to forebear from enforcing any of its rights and remedies under the Commitment Letter or any of the other Loan Documents solely as a result of the Existing Defaults for the period from the Effective Date to and including May 15, 1994, provided, however, the Bank may at any time and with or without notice to the Borrower terminate the foregoing agreement to forebear if, in the reasonable judgment of the Bank, there occurs any other Event of Default (other than an Existing Default) or there exists any condition which has a Material Adverse Effect.
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Section 5.  Effect on the Commitment Letter and
            the other Loan Documents

        A. The Commitment Letter and the Note shall remain in full force and effect and are hereby ratified and confirmed. Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed.

        B. This Agreement (i) does not constitute a waiver or modification of any term, condition or covenant of the Commitment Letter, the Note, any other Loan Documents, the Purchase Agreements or any of the instruments or documents referred to by the foregoing documents, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Commitment Letter, the Note, the other Loan Documents, the Purchase Agreements or any of the instruments or documents referred to therein.

Section 6. Cost and Expenses.

        The Borrowers agree to pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including without limitation the Note), including the reasonable fees and reasonable out-of-pocket expenses of Sullivan & Worcester, special counsel for the Bank with respect thereto.

Section 7. Governing Law.

        THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND WILL, UPON ACCEPTANCE, CONSTITUTE AN AGREEMENT UNDER SEAL BETWEEN THE PARTIES.

Section 8. Counterparts; Integration.

        This Amendment may be signed in one or more counterparts each of which taken together shall constitute one and the same instrument. This Amendment constitutes the entire agreement of the parties as to the subject matter hereof and except as otherwise expressly provided herein, supersedes any and all prior agreements and understandings, oral and written, of the parties.

Section 9. Waiver of Jury Trial.

        EXCEPT TO THE EXTENT PROHIBITED BY LAW WHICH CANNOT BE WAIVED, THE BORROWER HEREBY WAIVES TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR PROCEEDING OF NATURE WHATSOEVER ARISING UNDER, OUT OF OR IN CONNECTION WITH THIS AMENDMENT, THE COMMITMENT LETTER OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY, WHETHER ARISING UNDER STATUTE (INCLUDING ANY FEDERAL OR STATE CONSTITUTION) OR UNDER THE LAW OF CONTRACT, TORT OR OTHERWISE AND INCLUDING, WITHOUT
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LIMITATION ANY CHALLENGE TO THE LEGALITY, VALIDITY, BINDING EFFECT OR
ENFORCEABILITY OF THIS PARAGRAPH OR THIS RESTATED COMMITMENT LETTER OR ANY OF THE OTHER LOAN DOCUMENTS.

        IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed under seal by their respective officers thereunto duly authorized as of the date first above written.

ATTEST:                                    LTX CORPORATION

    HELEN L. DORGAN                            JOHN J. ARCARI
By: ____________________________           By: ______________________________
    Name: Helen L. Dorgan                      Name: John J. Arcari
    Title: Corporate Secretary                 Title: Chief Financial Officer

[CORPORATE SEAL]

                                           LTX (FOREIGN SALES)
                                             CORPORATION
ATTEST:

    HELEN L. DORGAN                            ROGER W. BLETHEN
By: ____________________________           By: ____________________________
                                               Name: Roger W. Blethen
                                               Title: Director


                                           SILICON VALLEY EAST, a
                                           Division of Silicon Valley Bank


                                           By: ____________________________
                                               Name: Kenneth P. Wilcox
                                               Title: Senior Vice President


                                           SILICON VALLEY BANK


                                           By: ____________________________
                                               Name:
                                               Title:
                                           (signed in Santa Clara, California)


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EXHIBIT:

A - Amendment to Purchase Agreement
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                                                                      EXHIBIT A

                                                   April 22, 1994

Via Fax and
Federal Express

LTX Corporation
LTX Park at University Avenue
Westwood, MA 02090
Attn:     John J. Arcari
          Chief Financial Officer

Gentlemen:

        Reference is made to Purchase Agreement dated as of January 14, 1994 and to the Purchase Agreement dated as of January 28, 1994 (the "Purchase Agreements") between LTX Corporation (the "Company") and Silicon Valley Bank (the "Bank"). Capitalized terms used in this letter, unless otherwise defined in this letter, shall have the respective meanings assigned to them in the Purchase Agreements.

        The purpose of this letter is to restate your payment obligations to the Bank as set forth in the last sentence of Section 5.1 of each of the Purchase Agreements under the Purchase Agreements as follows:

          1. The Company shall pay to the Bank by wire transfer of immediately available funds any monies previously collected by the Company with respect to the Obligations (the "Collected Funds") upon the sooner to occur of: (a) the date upon which the Company closes the contemplated issuance of subordinated notes; or (b) the date upon which the Company factors with the Bank eligible domestic receivables sufficient in amount to pay all or a portion of the Collected Funds, provided, however, in no event shall the Collected Funds be repaid in full later than May 7, 1994.

          2. In addition to the foregoing, the Company shall pay to the Bank interest on any such Collected Funds at a per annum rate equal the Silicon Valley
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             Bank Prime Rate plus 5% during the period from and including March
             23, 1994 to but excluding the date upon which the Bank receives such Collected Funds from the Company, such interest to be payable contemporaneously with the payment of the Collected Funds to which such interest relates. The Company agrees to promptly notify the Bank as to the date of its receipt of any Collected Funds.

        This letter shall be deemed effective as of the date hereof, provided that the Bank shall have received two copies of this letter duly executed by you on or before April 25, 1994 and' provided further that the Company satisfies the following conditions on or before April 26, 1994:

          The Company shall provide the Bank with evidence satisfactory to it that the Company has (i) directed its depositories, State Street Bank and Trust Company, Bank of America and Shawmut Bank, N.A. to forward all items received by such banks to accounts designated by the Bank for collection and (ii) directed all account debtors to make all payments to a lockbox account designated by the Bank.

        The Company further confirms that the obligations of the Company to the Bank under the Purchase Agreements (including without limitation, the obligation to pay the "Collected Funds") constitute "Secured Obligations" under that certain Security Agreement by and between the Company and the Bank dated as of August 16, 1993.

        Except as expressly set forth above, the Purchase Agreements shall remain in full force and effect and are hereby ratified and confirmed. The amendments set forth above (a) do not constitute a waiver or, other than as expressly set forth above, a modification of any term, condition or covenant of the Purchase Agreements and (b) shall not prejudice any rights or remedies which the Bank may now or hereafter have under or in connection with the Purchase Agreements. Nothing herein shall obligate the Bank to extend any further credit to the Company.

        You agree to pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this letter amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester, special counsel for the Bank with respect thereto.

        This letter amendment may be signed in one or more counterparts each of which taken together shall constitute one and the same instruments.
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        THIS LETTER AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

        Please signify your agreement to the foregoing by causing this agreement to be executed by your duly executed officer where indicated below.

                                             Very truly yours,

                                             SILICON VALLEY EAST, a Division of
                                             Silicon Valley Bank

                                               By:_____________________________
                                                  Name:  Kenneth P. Wilcox
                                                  Title: Senior Vice President

                                             SILICON VALLEY BANK

                                               By:_____________________________
                                                  Name:
                                                  Title:
                                                (signed in Santa Clara,
                                                California)

Accepted and Agreed to:

LTX CORPORATION

By:____________________________
   Name:
   Title: